UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 8, 2014

CUBIST PHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-36151	22-3192085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 Hayden Avenue, Lexington, Massachusetts 02421

(Address of Principal Executive Offices, including Zip Code)

(781) 860-8660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01             Other Events.

On December 8, 2014, Cubist Pharmaceuticals, Inc. (“Cubist” or the “Company”) announced that the U.S. District Court for the District of Delaware has ruled on the Company’s patent infringement lawsuits filed in 2012 against Hospira, Inc. (“Hospira”) in response to certain Paragraph IV Certification Notice Letters from Hospira notifying Cubist that Hospira had submitted an Abbreviated New Drug Application and New Drug Application to the U.S. Food and Drug Administration seeking approval to market generic versions of CUBICIN. The trial in these related actions was held in the U.S. District Court for the District of Delaware in February 2014.

A press release announcing the court’s ruling is filed as Exhibit 99.1 and incorporated herein by reference.

Cubist Safe Harbor Language

This Current Report on Form 8-K, including the press release incorporated by reference, contains forward-looking statements. Any statements contained herein and therein which do not describe historical facts, including but not limited to, statements regarding: the fact that the court decision will prohibit Hospira from entering the market until June 15, 2016; Cubist’s intent to appeal the judgment with respect to patents U.S. 6,468,967; U.S. 6,852,689; U.S. 8,058,238; and U.S. 8,129,342; Cubist’s belief that it will be successful in the appeal process; the fact that Cubist expects the appeal process to conclude before June 15, 2016; the fact that Cubist’s announced transaction with Merck & Co., Inc. (“Merck”) is unaffected and that Cubist will move toward its completion in the first quarter; are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements or cause such forward looking statements to not occur. Such risks and uncertainties include: the risk that Cubist may not be successful in its appeal of the court decision, or the appeal may not be decided on the timeframe Cubist currently expects; the risk that Cubist does not successfully complete its planned transaction with Merck or Cubist does not successfully complete the transaction on the timeframe it currently expects; risks related to Cubist’s ability to successfully obtain, maintain and enforce intellectual property protecting its products and product candidates; and those additional factors discussed in Cubist’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”). Cubist cautions investors not to place considerable reliance on the forward-looking statements contained in this Current Report on Form 8-K, including the press release incorporated by reference. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and Cubist undertakes no obligation to update or revise any of these statements.

Important Information for Investors and Security Holders

This announcement is not a recommendation, an offer to purchase or a solicitation of an offer to sell shares of Cubist stock. Merck has not commenced the tender offer for shares of Cubist stock. Upon commencement of the tender offer, Merck will file with the SEC a Tender Offer Statement on Schedule TO. Following commencement of the tender offer, Cubist will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9. Stockholders are urged to read the Tender Offer Statement Offer (including the offer to purchase, a related letter of transmittal and other offer documents) and the Solicitation/Recommendation Statement on Schedule 14D-9 when such documents become available, as they will contain important information about the tender offer. Stockholders can obtain these documents when they are filed and become available free of charge from the SEC’s website at www.sec.gov, or from Cubist upon written request to the Investor Relations Department, Cubist Pharmaceuticals, Inc., 65 Hayden Avenue, Lexington, MA 02421, telephone number (781) 860-8533 or from Cubist’s website, investors.cubist.com.

Item 9.01             Financial Statements and Exhibits.

(d)  Exhibits

99.1                     Press Release, dated December 8, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cubist Pharmaceuticals, Inc.

	By:	/s/ Thomas J. DesRosier
	Name:	Thomas J. DesRosier
	Title:	Executive Vice President, Chief Legal and Administrative Officer

Date: December 9, 2014

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated December 8, 2014